UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2018
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2018, Spark Energy, Inc., a Delaware corporation (the “Company”), CenStar Energy Corp., a New York corporation and a subsidiary of the Company (“Buyer”), Woden Holdings, LLC (f/k/a Verde Energy USA Holdings, LLC), a Delaware limited liability company (“Seller”), Verde Energy USA, Inc., a Delaware corporation (“Verde Energy”), Thomas FitzGerald and Anthony Menchaca entered into the Agreement to Terminate Earnout Payments (the “Agreement”). The Agreement amends the Membership Interest and Stock Purchase Agreement dated as of May 5, 2017 (the “Purchase Agreement”), by and among the Company, Buyer and the Seller, pursuant to which Buyer previously acquired all of the membership interests and stock in the Verde Companies (as defined therein).

The Agreement amends the Purchase Agreement to terminate Buyer’s obligation to make any required earnout payments under the Purchase Agreement in exchange for Buyer’s issuance to the Seller of a promissory note in the principal amount of Five Million Nine Hundred Thousand and No/100 Dollars ($5,900,000.00) (the “New Note”). The New Note, effective January 12, 2018, matures on June 30, 2019 (subject to early maturity upon certain events) and bears interest at a rate of 9% per annum. The Buyer is permitted to withhold amounts otherwise due at maturity related to certain indemnifiable matters under the Purchase Agreement. Interest is payable monthly on the first day of each month in which the New Note is outstanding, beginning February 1, 2018. The principal and any outstanding interest is due on June 30, 2019. All principal and interest payable under the New Note is accelerated upon the occurrence of certain events of default, including the failure to pay any principal or interest when due under the New Note.

In addition, the Agreement provides for Buyer’s issuance to the Seller of an amended and restated promissory note (the “Amended and Restated Note”), which amends and restates the promissory note (the “Original Note”) previously issued by Buyer to the Seller on July 1, 2017 upon the closing of the transactions under the Purchase Agreement. The Amended and Restated Note, effective January 12, 2018, retains the same maturity date as the Original Note. The Amended and Restated Note bears interest at a rate of 9% per annum beginning January 1, 2018 (an increase from 5% per annum under the Original Note). Principal and interest remain payable monthly on the first day of each month in which the Amended and Restated Note is outstanding. Buyer will continue to deposit a portion of each payment under the Amended and Restated Note into an escrow account, which serves as security for certain indemnification claims and obligations under the Purchase Agreement. The amount deposited into the escrow account is increased from the Original Note. All principal and interest payable under the Amended and Restated Note remains subject to acceleration upon the occurrence of certain events of default, including the failure to pay any principal or interest when due under the Amended and Restated Note.

The foregoing descriptions of the Agreement, the New Note and the Amended and Restated Note are qualified by reference to the full text of the Agreement, the New Note and the Amended and Restated Note, which are attached hereto as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Notes

The description of the New Note and the Amended and Restated Note set forth in Item 1.01 above are incorporated by reference into this Item 2.03.

Exercise of Accordion Feature

As previously disclosed in its Form 10-Q for the quarter ended September 30, 2017, on November 2, 2017 the Company and Co-Borrowers (as defined in the Senior Credit Facility) entered into Amendment No. 1 to their senior secured borrowing base credit facility (as amended, the “Senior Credit Facility”) to allow the Co-Borrowers to elect to increase total commitments under the Senior Credit Facility from $150.0 million to $200.0 million subject to obtaining additional commitments from existing or new lenders. On January 11, 2018, the Co-Borrowers partially exercised the accordion feature under the Senior Credit Facility, which when combined with a prior exercise, increased the total commitments under the Senior Credit Facility from $150.0 million to $195.0 million. Additional borrowings under the increased commitments are subject to the terms and conditions of the Senior Credit Facility. No other modifications have been made to the terms, conditions or covenants of the Senior Credit Facility.  In connection with the exercises of the accordion feature, Whitney Bank and Green Bank, N.A. were added as lenders under the Senior Credit Facility.

Item  7.01 Regulation FD Disclosure.

On January 15, 2018, the Company issued a press release announcing the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1#
Agreement to Terminate Earnout Payments, effective January 12, 2018, by and among Spark Energy, Inc., CenStar Energy Corp., Woden Holdings, LLC (fka Verde Energy USA Holdings, LLC), Verde Energy USA, Inc., Thomas FitzGerald, and Anthony Menchaca.

10.1	Promissory Note of CenStar Energy Corp., effective January 12, 2018, payable to Woden Holdings, LLC.
10.2	Amended and Restated Promissory Note of CenStar Energy Corp., effective January 12, 2018, payable to Woden Holdings, LLC.
99.1	Press Release of Spark Energy, Inc., dated January 15, 2018.
# The Company agrees to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request.

EXHIBIT INDEX

Exhibit No.	Description
2.1#
Agreement to Terminate Earnout Payments, effective January 12, 2018, by and among Spark Energy, Inc., CenStar Energy Corp., Woden Holdings, LLC (fka Verde Energy USA Holdings, LLC), Verde Energy USA, Inc., Thomas FitzGerald, and Anthony Menchaca.

10.1	Promissory Note of CenStar Energy Corp., effective January 12, 2018, payable to Woden Holdings, LLC.
10.2	Amended and Restated Promissory Note of CenStar Energy Corp., effective January 12, 2018, payable to Woden Holdings, LLC.
99.1	Press Release of Spark Energy, Inc., dated January 15, 2018.
# The Company agrees to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2018	Spark Energy, Inc.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Vice President, General Counsel and Secretary